Oak Ridge Small Cap Growth Fund

Oak Ridge International Small Cap Fund

Oak Ridge Dynamic Small Cap Fund

Oak Ridge Disciplined Growth Fund

Oak Ridge Multi Strategy Fund

Oak Ridge Dividend Growth Fund

Oak Ridge Global Resources & Infrastructure Fund

Each a series of Investment Managers Series Trust

Supplement dated October 5, 2018 to the currently effective

Summary Prospectuses, Prospectuses and Statements of Additional Information.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

On September 9, 2018, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of each Fund referred to below (each an “Acquired Fund”), each a series of the Trust, into a corresponding newly organized series (each an “Acquiring Fund”) of North Square Investments Trust, also listed below. The reorganization of each Acquired Fund is subject to approval by its shareholders.

Acquired Fund	Acquiring Fund
Oak Ridge Disciplined Growth Fund	North Square Oak Ridge Disciplined Growth Fund
Oak Ridge Dividend Growth Fund	North Square Oak Ridge Dividend Growth Fund
Oak Ridge Dynamic Small Cap Fund	North Square Dynamic Small Cap Fund
Oak Ridge International Small Cap Fund	North Square International Small Cap Fund
Oak Ridge Multi Strategy Fund	North Square Multi Strategy Fund
Oak Ridge Small Cap Growth Fund	North Square Oak Ridge Small Cap Growth Fund
Oak Ridge Global Resources & Infrastructure Fund	North Square Global Resources & Infrastructure Fund

Each Acquiring Fund’s investment objective, principal investment strategies, and fundamental and non-fundamental policies will be identical to those of the corresponding Acquired Fund. Following the reorganizations, each Acquired Fund’s current investment advisor, Oak Ridge Investments, LLC (“ORI”), will be replaced by North Square Investments, LLC (“NSI”), which will serve as investment advisor to each Acquiring Fund. ORI will serve as the sub-advisor to those Acquiring Funds that correspond to the Acquired Funds for which ORI currently acts as sole investment advisor (Oak Ridge Small Cap Growth Fund, Oak Ridge Disciplined Growth Fund, Oak Ridge Multi Strategy Fund, and Oak Ridge Dividend Growth Fund). Algert Global, LLC, which currently serves as the sub-advisor to the Oak Ridge International Small Cap Fund and Oak Ridge Dynamic Small Cap Fund, and Capital Innovations, LLC, which currently serves as the sub-advisor to the Oak Ridge Global Resources & Infrastructure Fund, will continue to serve as the sub-advisors to the corresponding Acquiring Funds. Each Acquiring Fund will have the same portfolio management team as each corresponding Acquired Fund.

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by any of the Acquired Funds or their shareholders for federal tax purposes. ORI and NSI have agreed to bear the costs of each Acquired Fund related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If all of the reorganizations are approved by their respective shareholders, the reorganizations are expected to take effect in the first quarter of 2019.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganizations. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

Please file this Supplement with your records.